UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2026

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Hastings Street, 15th Floor Vancouver, British Columbia (Address of principal executive offices)	V6E 2J3 (Zip Code)

Registrant’s telephone number, including area code: (888) 458-3420

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 8.01 is incorporated into this Item 5.03 by reference.

Item 8.01.	Other Information.

On January 1, 2026, TMC the metals company Inc. (the “Company”) completed a vertical short-form amalgamation pursuant to the Business Corporations Act (British Columbia) (the “BCABC”) with its previously wholly owned subsidiary, DeepGreen Metals ULC (“DGM”), which was an intermediate holding company with no operations, in order to simplify the corporate structure of the Company. Pursuant to the amalgamation, (a) the Company is a continuing entity with no changes to its share capital, outstanding warrants to purchase common shares and outstanding equity incentive awards and (b) all of the issued and outstanding shares of DGM have been cancelled and the assets and liabilities of DGM have been assumed into the Company for no consideration.

There will be no changes to the Company’s business or operations as a result of the amalgamation.

In connection with the amalgamation, the Company was issued a Certificate of Amalgamation effective as of January 1, 2026 under the BCABC which includes the continuation of the Company’s Notice of Articles and Articles.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amalgamation of TMC the metals company Inc., effective as of January 1, 2026.

3.2†	Notice of Articles of TMC the metals company Inc.

3.3	Articles of TMC the metals company Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain personally identifiable information has been omitted from this exhibit pursuant to Regulation S-K Item 601(a)(6).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

Date: January 2, 2026	By:	/s/ Craig Shesky
	Name:	Craig Shesky
	Title:	Chief Financial Officer